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                                  EXHIBIT 99.2

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                          NOTICE OF GUARANTEED DELIVERY
                                    TO TENDER
             UNREGISTERED 11 7/8% SENIOR SUBORDINATED NOTES DUE 2005
                                       OF
                                   PRONET INC.
      PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED            , 1995



     As set forth in the Exchange Offer (as defined in the Prospectus (as defined below)), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered 11 7/8% Senior Subordinated Notes due 2005 (the "Old Notes") of ProNet Inc. are not immediately available or time will not permit a holder's Old Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined), or the procedure for book-entry transfer cannot be completed on a timely basis. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "The Exchange Offer -- Procedures for Tendering" in the Prospectus.


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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON           , 1995 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
EXTENDED BY THE COMPANY.
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- --------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      FIRST INTERSTATE BANK OF TEXAS, N.A.


                        BY REGISTERED OR CERTIFIED MAIL,
                        BY OVERNIGHT COURIER OR BY HAND:

                      First Interstate Bank of Texas, N.A.
                             Attention: Danny Ampaya
                             Debt Operations, A86-9
                             26610 West Agoura Road
                               Calabasas, CA 91302

                                  BY FACSIMILE:
                                 (818) 880-3090
                             Attention: Danny Ampaya


                              CONFIRM BY TELEPHONE:
                                 (818) 880-7132

    (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)


          DELIVERY OF THIS NOTICE TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:

     The undersigned hereby tenders to ProNet Inc., a Delaware corporation (the "Company"), in accordance with the Company's offer, upon the terms and subject
to the conditions set forth in the Prospectus dated         , 1995 (the
"Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, $_________________________________ in aggregate principal amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.


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Name(s) of Registered Holder(s):
                                -----------------------------------------------
                                        (Please Type or Print)

Address:
        -----------------------------------------------------------------------

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Area Code & Telephone No.:
                          -----------------------------------------------------

Certificate Number(s) for
Old Notes (if available):
                         ------------------------------------------------------

Total Principal Amount
Tendered and Represented
by Certificate(s): $
                    -----------------------------------------------------------

Signature of Registered Holder(s):
                                  ---------------------------------------------


Dated:
      -------------------------------------------------------------------------



/ /  The Depository Trust Company
     (Check if Old Notes will be tendered
     by book-entry transfer)

Account Number:
               ----------------------------------------------------------------

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              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED


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                                    GUARANTEE
                    (Not to be used for signature guarantee)


     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office in the United States, hereby guarantees (a) that the above named person(s) "own(s)" the Old Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Old Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Old Notes tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within five New York Stock Exchange trading days after the Expiration Date.


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Name of Firm:
              -----------------------------------------------------------------
Address:
         ----------------------------------------------------------------------

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Area Code and Telephone No.:
                             --------------------------------------------------


Authorized Signature:

Name:
      -------------------------------------------------------------------------
Title:
       ------------------------------------------------------------------------
Dated:
       ------------------------------------------------------------------------

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NOTE:  DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM.  CERTIFICATES OF
       OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.


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